UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2024

BioSig Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 Greens Farms Road, 1st Floor Westport, Connecticut	06880
(Address of principal executive offices)	(Zip Code)

(203) 409-5444

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	BSGM	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2024, the board of directors of BioSig Technologies, Inc. (the “Board”) appointed former advisory board member and consultant, Anthony Amato as a director, president, chief executive officer and principal executive officer, effective immediately. In connection with the appointment of Mr. Amato, Mr. Hrkac tendered his resignation as president and principal executive officer effective as of the same date, however, will continue to serve as a director and acting chief financial officer.

Mr. Anthony Amato, age 56, served on the Company’s advisory board from January 2021 until February 2024 and as a consultant to the Company since March 2024. Mr. Amato is a business leader and entrepreneurial thinker with an intuitive ability to rapidly assess challenges and identify growth opportunities. He quickly sees organizational vision and understands goals, taking appropriate ownership and action required to guide the team, achieving aggressive targets and performance levels. Anthony has hands-on executive skills at engaging and influencing key stakeholders to not only grow business, but also to optimize profits. Mr. Amato founded InQuest Science in March 2017 and then acquired Bridge Associates International Pharmaceutical Consulting in March 2020. Mr. Amato’s outstanding interpersonal, business development, team building and management skills makes him an asset to the Company’s board of directors.

Mr. Amato will serve on the Board as a director for a term expiring at the next annual meeting of the Company’s stockholders or until his successor is duly elected and qualified, or his earlier death, resignation or removal. There are no arrangements or understandings between Mr. Amato and any other person pursuant to which Mr. Amato was selected as a director. There are no transactions in which Mr. Amato has an interest requiring disclosure under item 404(a) of Regulation S-K.

Item 8.01 Other Events.

On April 30, 2024, the Company issued a press release announcing the appointment of Mr. Amato as chief executive officer and director. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated April 30, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: May 3, 2024	By:	/s/ Anthony Amato
	Name:	Anthony Amato
	Title:	Chief Executive Officer